Exhibit 10.34

*TEXT OMITTED AND FILED SEPARATELY
Confidential Treatment Requested
Under 17 C.F.R. Section 200.80(B)(4), 200.83 and 240.24b-2

FEDEX CONTRACT NO. 06-0636-001

AMENDMENT

THIS AMENDMENT, made effective as of August 29, 2005 (the “Effective Date”), by and between FEDERAL EXPRESS CORPORATION (“Federal”) and TIME AMERICA, INC. (“Contractor”).

RECITALS

WHEREAS, FedEx Corporate Services, Inc. and Contractor entered into a Professional Services Agreement dated August 29, 2005, as amended (the “Agreement”); and

WHEREAS, Federal and Contractor now desire to further amend the Agreement to allow for the performance of additional services by Contractor on behalf of Federal.

FOR AND IN CONSIDERATION of the mutual covenants contained in this Amendment, Federal and Contractor (the “parties”) agree as follows:

1.                                       Additional Services and Fees.

a.             Second Order

(1)                                  Upon Federal’s acceptance of the testing of the first three (3) Equipment units acquired pursuant to FedEx Contract No. 06-0037-001, Contractor agrees to perform, on behalf of Federal, the additional services described in Exhibit A which is attached hereto and incorporated herein by reference (the “Second Order Services”).

(2)                                  In exchange for performing the Second Order Services, Contractor shall receive a fee which in no event shall exceed the maximum amount of Thirteen Thousand Four Hundred Dollars ($13,400.00), plus applicable taxes.

(3)                                  The amount for Reimbursables associated with the Second Order Services shall be limited to a maximum of Five Thousand Three Hundred Seventy-Five Dollars ($5,375.00)..

b.             Third Order

(1)                                  Upon Federal’s acceptance of the pilot field test of the [*] units acquired pursuant to FedEx Contract No. 06-0037-001, Contractor agrees to perform, on behalf of Federal, the additional services described in Exhibit B which is attached hereto and incorporated herein by reference (the “Third Order Services”)..

*  Confidential Treatment Requested

(2)                                  In exchange for performing the Third Order Services, Contractor shall receive a fee which in no event shall exceed the maximum amount of One Hundred Forty-Five Thousand Nine Hundred Dollars ($145,900.00), plus applicable taxes.

(3)                                  The amount for Reimbursables associated with the Third Order Services shall be limited to a maximum of Eighteen Thousand Five Hundred Eighty-Five Dollars ($18,585.00)..

2.                                       Miscellaneous.

a.                                       Except as otherwise provided in this Amendment, all words and definitions used in this Amendment shall have the same meaning in this Amendment as in the Agreement.

b.                                      Other than as provided in this Amendment, all terms and provisions of the Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereby execute this Amendment on the day and year first above written.

FEDERAL EXPRESS CORPORATION	TIME AMERICA, INC.

BY:	BY:

PRINTED NAME:	PRINTED NAME:

TITLE:	TITLE:

DATE:	DATE:

*  Confidential Treatment Requested

Exhibit A

to the certain

Amendment No. 06-0036-001

between

FedEx Corporate Services, Inc. (“FedEx”) and Time America, Inc. (“Contractor”)

SECOND ORDER SERVICES AND FEES

In accordance with and subject to the terms of the Professional Services Agreement dated August 29, 2005, Contractor agrees to provide the following Services only after acceptance by Federal of the testing of the * (*) units of Equipment purchased under FedEx Contract No. 06-0037-001:

I.              FEES

DESCRIPTION OF SERVICES	QTY	UNIT COST	FEE
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
INITIAL ORDER / TOTAL FEE			$13,400.00

II.            MAXIMUM REIMBURSABLE AMOUNT is $5,375.00.

*  Confidential Treatment Requested

Exhibit B

to the certain

Amendment No. 06-0036-001

between

FedEx Corporate Services, Inc. (“FedEx”) and Time America, Inc. (“Contractor”)

THIRD ORDER SERVICES AND FEES

In accordance with and subject to the terms of the Professional Services Agreement dated August 29, 2005, Contractor agrees to provide the following Services only after acceptance by Federal of the pilot field testing of the * (*) units of Equipment purchased under FedEx Contract No. 06-0037-001:

I.              FEES

DESCRIPTION OF SERVICES	QTY	UNIT COST	FEE
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
SECOND ORDER / TOTAL FEE			$145,900.00

II.            MAXIMUM REIMBURSABLE AMOUNT is $,18,585.00.

*  Confidential Treatment Requested